SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2003

Datakey, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-11447 (Commission File Number)	41-1291472 (I.R.S. Employer Identification Number)

407 West Travelers Trail Burnsville, Minnesota (Address of Principal Executive Offices)	55337 (Zip Code)

612-890-6850
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 Press Release

Item 7. Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Exhibits:

Exhibit 99.1 Press release dated July 31, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On July 31, 2003, Datakey, Inc. issued a press release announcing its 2003 second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

     The information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003

DATAKEY, INC

By	/s/ Alan G. Shuler Alan G. Shuler Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DATAKEY, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 31, 2003	0-11447

DATAKEY, INC.

EXHIBIT NO.	ITEM

99.1	Press Release dated July 31, 2003